                             LETTER OF TRANSMITTAL
                                GREY WOLF, INC.
                             OFFER TO EXCHANGE ITS
                     8 7/8% SENIOR NOTES DUE 2007, SERIES C
                          FOR ANY AND ALL OUTSTANDING
                     8 7/8% SENIOR NOTES DUE 2007, SERIES B


                 PURSUANT TO THE PROSPECTUS, DATED JULY 6, 1998



THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON AUGUST 5, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                                  Delivery To:

                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

   By Hand/Overnight Delivery:      By Registered or Certified Mail    Facsimile Transmission Number:
      Chase Bank of Texas,           Chase Bank of Texas, National
      National Association                    Association                      (214) 672-5932
  1201 Main Street, 18th Floor               P.O. Box 2320            (For Eligible Institutions Only)
       Dallas, Texas 75202             Dallas, Texas 75221-2320
       Attn: Frank Ivins,                 Attn: Frank Ivins,                Confirm by Telephone:
    Corporate Trust Services           Corporate Trust Services
                                                                               (214) 672-5678
                                         For Information Call:
                                      Mauri Cowen, Vice President
                                            (713) 216-6686

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.


     The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated July 6, 1998 (the "Prospectus") of Grey Wolf, Inc., a Texas corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $75,000,000 of 8 7/8% Senior Notes Due 2007, Series C (the "Exchange Notes") of the Company for a like principal amount of the issued and outstanding $75,000,000 of 8 7/8% Senior Notes Due 2007, Series B (the "Old Notes") of the Company.


     For each Old Note accepted for exchange, the Holder of such Old Note will receive an Exchange Note having a principal amount equal to that of the surrendered Old Note. Interest on the Exchange Notes is payable semi-annually on January 1 and July 1 of each year (each an "Interest Payment Date"), commencing on January 1, 1999 at the rate of 8 7/8% per annum. Interest on each Exchange Note will accrue from the last Interest Payment Date. Holders whose Old Notes are accepted for exchange will be deemed to have waived the right to receive any payment in respect of interest on the Old Notes accrued from the last Interest Payment Date to the date of issuance of the Exchange Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by means of a public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.


     This Letter is to be completed by a Holder of Old Notes and delivered to the Exchange Agent if certificates are to be forwarded herewith to the Depositary Trust Company ("DTC"). DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. If a tender of Old Notes is to be made by book entry transfer to an account maintained by the Exchange Agent at DTC pursuant to the procedure set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus. Holders tendering Old Notes will acknowledge receipt and agree to be bound by terms of the Letter by tendering the Old Notes via ATOP. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates and all other documents required by this Letter, or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation"), to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1.


     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Old Notes to which this Letter relates. If a space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

                              DESCRIPTION OF NOTES

--------------------------------------------------------------------------------------------------------------------------
                                                          (1)                      (2)                      (3)
--------------------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE
                                                                                PRINCIPAL                PRINCIPAL
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)       CERTIFICATE               AMOUNT OF                  AMOUNT
          (PLEASE FILL IN, IF BLANK)                   NUMBER(S)*              OLD NOTE(S)               TENDERED**
--------------------------------------------------------------------------------------------------------------------------

                                                 ------------------------------------------------------------------------

                                                 ------------------------------------------------------------------------

                                                         TOTAL
--------------------------------------------------------------------------------------------------------------------------
  * NEED NOT BE COMPLETED IF OLD NOTES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER.
 ** UNLESS OTHERWISE INDICATED IN THIS COLUMN, A HOLDER WILL BE DEEMED TO HAVE TENDERED ALL OF THE OLD NOTES REPRESENTED
    BY THE OLD NOTES INDICATED IN COLUMN 2. SEE INSTRUCTION 2. OLD NOTES TENDERED HEREBY MUST BE IN DENOMINATIONS OF
    PRINCIPAL AMOUNT AT MATURITY OF $1,000 OR ANY INTEGRAL MULTIPLE THEREOF. SEE INSTRUCTION 1.
--------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s)
    ----------------------------------------------------------------------------

    Window Ticket Number (if any)
    ----------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
    -------------------------------------------------------------------

    Name of Institution which guaranteed delivery
    -------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
    ----------------------------------------------------------------------------

    Address:
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Old Notes tendered in exchange for Exchange Notes hereby were acquired in the ordinary course of business of the person receiving such Exchange Notes and, if the undersigned is a broker-dealer, were not acquired in the Initial Offering, whether or not such person is the undersigned, that neither the Holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the Holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is (i) an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or (ii) a broker-dealer, except as provided below), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangements with any person to participate in the distribution of such

Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver the Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering the Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the Holder's account maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, OR BY COMPLETING A BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT VIA ATOP, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above.

Issue: Exchange Notes and/or Old Notes to:

Name(s)
---------------------------------------------
                             (Please Type or Print)

--------------------------------------------------------
                             (Please Type or Print)

Address
----------------------------------------------

--------------------------------------------------------

--------------------------------------------------------
                                   (Zip Code)

--------------------------------------------------------
                         (Complete Substitute Form W-9)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

Mail: Exchange Notes and/or Old Notes to:

Name(s)
---------------------------------------------
                             (Please Type or Print)

--------------------------------------------------------
                             (Please Type or Print)

Address
----------------------------------------------

--------------------------------------------------------

--------------------------------------------------------
                                   (Zip Code)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF TOGETHER WITH THE CERTIFICATES FOR
           THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

Dated:
--------------------------------------------------------------------------------

       X
       ==========================================================

       X
       ==========================================================
             Signature(s) of Owner                          Date

       Area Code and Telephone Number

  ------------------------------------------------------------------------------

     If a Holder is tendering any Old Notes, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)

                              SIGNATURE GUARANTEE
                        (IF REQUESTED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Instruction:
--------------------------------------------------------------------------------
                                      (Authorized Signature)

--------------------------------------------------------------------------------
                                    (Title)

--------------------------------------------------------------------------------
                                (Name and Firm)

Dated:
--------------------------------------------------------------------------------

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                                 PAYOR'S NAME:
             ------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                            PART 1 -- PLEASE PROVIDE YOUR TIN IN THE
                                       BOX AT RIGHT AND CERTIFY BY SIGNING AND   TIN:
                                       DATING BELOW                              ----------------------------------
                                                                                      Social Security Number or
                                                                                      Employer Identification Number
                                       --------------------------------------------------------------------------------
                                       PART 2 -- TIN Applied For [ ]
 FORM W-9                              --------------------------------------------------------------------------------
                                       CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE              (1) the number shown on this form is my correct Taxpayer Identification Number
                                       (or I am waiting for a number to be issued to me);
 PAYOR'S REQUEST FOR
 TAXPAYER IDENTIFICATION               (2) I am not subject to backup withholding either because: (a) I am exempt from
 NUMBER ("TIN") AND                    backup withholding, or (b) I have not been notified by the Internal Revenue
 CERTIFICATION                             Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
                                       (3) any other information provided on this form is true and correct.
                                       SIGNATURE ..........................................      DATE..................
 ----------------------------------------------------------------------------------------------------------------------
 You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
 ----------------------------------------------------------------------------------------------------------------------

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31% of all reportable payments to me thereafter will be withheld until I provide the number.

-----------------------------------------------------  -----------------------------------------------------
                      Signature                                                Date

                                  INSTRUCTIONS
                  FORMING PART OF THE TERMS AND CONDITIONS OF
                       THE EXCHANGE OFFER FOR THE 8 7/8%
                  SENIOR NOTES DUE 2007, SERIES C IN EXCHANGE
                                FOR ANY AND ALL
                     8 7/8% SENIOR NOTES DUE 2007, SERIES C

1. DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES

     This Letter is to be completed by a Holder of Old Notes and delivered to the Exchange Agent either if certificates are to be forwarded herewith. If tenders of Old Notes is to be made pursuant to the procedures for delivery by book entry transfer set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus. Holders tendering Old Notes will acknowledge receipt of, and agree to be bound by the terms of, this Letter by tendering Old Notes via ATOP. Certificates for all physically tendered Old Notes, as well as a properly completed and duly executed Letter (or manually signed facsimile thereof), must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of maturity of $1,000 or any integral multiple thereof.

     Noteholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange
Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, if a Noteholder desires to tender their Old Notes other than by book-entry transfer, (i) such tender must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Old Notes, the certificate number or numbers of any Old Notes which will not be tendered by book-entry transfer, and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, and any other documents required by the Letter, will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery. In the case of a book-entry transfer, pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures," (i) the tender must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive confirmation from DTC of receipt by DTC of a Notice of Guaranteed Delivery via ATOP, by which the tendering Holder will expressly acknowledge the receipt of, and agree to be bound by, the Notice of Guaranteed Delivery, including a guarantee that Book-Entry Confirmation will be received by the Exchange Agent within five New York Stock Exchange trading days after the date of the transmittal of the Notice of Guaranteed Delivery via ATOP, and (iii) Book-Entry Confirmation must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of the transmittal of the Notice of Guaranteed Delivery via ATOP.

     THE METHOD OF DELIVERY OF THIS LETTER, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, BE USED. IF OLD NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT THE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY OR DTC. ONLY HOLDERS OF OLD NOTES MAY TENDER SUCH OLD NOTES IN THE EXCHANGE OFFER. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDERS

     See "The Exchange Offer" section in the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER)

     If less than all of the Old Note evidenced by a submitted certificate is to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes -- Principal Amount Tendered." A reissued certificate representing the balance of untendered Old Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

     If this Letter is signed by the registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered Holder(s) of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered Holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder(s) appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR BY SUCH OTHER ELIGIBLE INSTITUTION WITHIN THE MEANING OF RULE 17(A)(d)-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (COLLECTIVELY "ELIGIBLE INSTITUTIONS").

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (i) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE DEPOSITORY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) TENDERED WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

     Tendering Holders of Old Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such noteholder may designate. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5. TAX IDENTIFICATION NUMBER

     Federal income tax law may require that a tendering Holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 above which, in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, such tendering Holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt Holders of Old Notes (including, among others, all corporations) are not subject to these backup withholding requirements. See the Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering Holder of Old Notes should provide its correct TIN by completing the "Substitute Form W-9" set forth above, certifying (i) that the TIN provided is correct and (ii) as to certain other matters. If the tendering Holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder should provide a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.

6. TRANSFER TAXES

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes in exchange for Exchange Notes pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

7. WAIVER OF CONDITIONS

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus or this Letter of Transmittal.

8. NO CONDITIONAL TENDERS

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter, or by tendering the Old Notes via ATOP, as the case may be, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES

     Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.